Exhibit 99.2

1999 Bryan Street, Suite 1200 Dallas, Texas 75201 1.214.638.0145 Fax 1.214.638.0447

Press Release

FOR IMMEDIATE RELEASE

June 12, 2019

Jacobs Completes Acquisition of KeyW

DALLAS – Jacobs (NYSE:JEC) today announced that it has completed its acquisition of KeyW. The transaction further positions Jacobs as a leader in high-value Government Services, and allows Jacobs’ Aerospace, Technology and Nuclear (ATN) business to further advance its strategy of delivering innovative and unique mission-oriented solutions for highly technical and high-consequence government priorities.

“This combination unites complementary capabilities, cultures and client relationships, as well as proprietary technology and products, to accelerate Jacobs’ profitable growth strategy,” said Jacobs Chair and CEO Steve Demetriou. “The addition of KeyW within our ATN business advances our strategy to drive growth in higher value markets, including a multi-billion-dollar space opportunity delivering next generation intelligence and analytics solutions. Together, we bring the industry’s foremost expertise and services, creating value for shareholders and clients as a trusted provider of unique, technical mission-oriented solutions while offering greater opportunities for employees.”

With the integration of KeyW into Jacobs’ ATN business, the Company has expanded its advanced engineering and technology solutions in the key growth areas of intelligence, cyber and counterterrorism. The acquisition further diversifies Jacobs’ end-to-end solutions for its clients through KeyW’s Intelligence, Surveillance and Reconnaissance (ISR), differentiated cyber technology and mission-critical IT and analytics capabilities. This transaction enhances Jacobs’ portfolio by adding intellectual property-driven technology with unique proprietary C5ISR solutions. A joint integration planning process has been conducted ensuring operational continuity while immediately starting to harness value creation.

About Jacobs

Jacobs leads the global professional services sector delivering solutions for a more connected, sustainable world. With approximately $12 billion in revenue and a talent force of more than 50,000, Jacobs provides a full spectrum of services including scientific, technical, professional and construction- and program-management for business, industrial, commercial, government and infrastructure sectors. For more information, visit www.jacobs.com, and connect with Jacobs on LinkedIn, Twitter, Facebook and Instagram.

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Statements made in this release that are not based on historical fact are forward-looking statements. We base these forward-looking statements on management's current estimates and expectations as well as currently available competitive, financial and economic data. Forward-looking statements, however, are inherently uncertain. There are a variety of factors that could cause business results to differ materially from our forward-looking statements.  For a description of some additional factors that may occur that could cause actual results to differ from our forward-looking statements see our Annual Report on Form 10-K for the year ended September 28, 2018, and in particular the discussions contained under Item 1 - Business; Item 1A - Risk Factors; Item 3 - Legal Proceedings; and Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations, and our Quarterly Report on Form 10-Q for the quarter ended March 29, 2019, and in particular the discussions contained under Part I, Item 2 - Management's Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 1 - Legal Proceedings; and Part II, Item 1A - Risk Factors, as well as the Company's other filings with the Securities and Exchange Commission. The Company is not under any duty to update any of the forward-looking statements after the date of this press release to conform to actual results, except as required by applicable law.

For additional information, contact:

Jacobs

Investors:
Jonathan Doros, 817-239-3457
jonathan.doros@jacobs.com

Media:
Amy Ochs, 214-912-9171
amy.ochs@jacobs.com